F1 Financial risk management	12 Months Ended
Dec. 31, 2018
Text block [abstract]
F1 Financial risk management

F1 Financial risk management

The Company’s financial risk management is governed by a policy approved by the Board of Directors. The Finance Committee of the Board of Directors is responsible for overseeing the capital structure and financial management of the Company, approving certain matters (such as investments, customer finance commitments, guarantees and borrowing) and continuously monitoring the exposure to financial risks.

The Company defines its managed capital as the total Company equity. For the Company, a robust financial position with a strong equity ratio, solid investment grade rating, low leverage and ample liquidity is deemed important. This provides financial flexibility and independence to operate and manage variations in working capital needs as well as to capitalize on business opportunities.

The Company’s overall capital structure should support the financial targets. The capital structure is managed by balancing equity, debt financing and liquidity in such a way that the Company can secure funding of operations at a reasonable cost of capital. Regular borrowings are complemented with committed credit facilities to give additional flexibility to manage unforeseen funding needs. The Company strives to deliver positive free cash flow.

The Company’s capital objectives are:

•	To maintain an equity ratio above 40%

•	To maintain a positive net cash position larger than the pension liability

•	To restore a solid investment grade rating by Moody’s (Baa2) and Standard & Poor’s (BBB).

Capital objectives-related information, SEK billion

	2018	2017 1)
Capital	88	98
Equity ratio	32.7%	37.5%
Free cash flow	3.0	5.1
Positive net cash	35.9	34.7
Post-employment benefits	28.7	25.0
Credit rating
Moody’s	Ba2, stable	Ba2, negative
Standard & Poor’s	BB+, stable	BB+, stable

1)	2017 is restated due to implementation of IFRS 15 “Revenue from Contracts with Customers,” for more information see Note A3, “Changes in accounting policies.”

In July 2018, Moody’s announced that they had changed their Corporate Credit Rating outlook from negative to stable.

The Company has a treasury function with the principal role to ensure that appropriate financing is in place through loans and committed credit facilities, actively managing the Company’s liquidity as well as financial assets and liabilities, and managing and controlling financial risk exposures in a manner consistent with underlying business risks and financial policies. Hedging activities, cash management and insurance management are largely centralized to the treasury function in Stockholm.

The Company also has a customer finance function with the main objective to find suitable third-party financing solutions for customers and to minimize recourse to the Company. To the extent that customer loans are not provided directly by banks, the Parent Company provides or guarantees vendor credits. The customer finance function monitors the exposure from outstanding vendor credits and credit commitments.

The Company classifies financial risks as:

•	Foreign exchange risk

•	Interest rate risk

•	Credit risk

•	Liquidity and refinancing risk

•	Market price risk in own and other equity instruments.

The Board of Directors has established risk limits for defined exposures to foreign exchange and interest rate risks as well as to political risks in certain countries.

For further information about accounting policies, see Note A1, “Significant accounting policies.”

Foreign exchange risk

The Company is a global company with sales mainly outside Sweden. Sales and incurred costs are to a large extent denominated in currencies other than SEK and therefore the financial results of the Company are impacted by currency fluctuations.

The Company reports the financial statements in SEK. Movements in exchange rates between currencies that affect these statements are impacting the comparability between periods.

Line items, primarily sales, are impacted by translation exposure incurred when converting foreign entities’ financial statements into SEK. Line items and profitability, such as operating income are impacted by transaction exposure incurred when financial assets and liabilities, primarily trade receivables and trade payables, are initially recognized and subsequently remeasured due to change in foreign exchange rates.

The table below presents the net exposure for the largest currencies impact on sales and also net transaction exposure of these currencies on profitability.

Currency exposure, SEK billion

Exposure	Sales translation	Sales transaction	Sales net	Incurred cost transaction	Net transaction
currency	exposure	exposure	exposure	exposure 1)	exposure
USD	59.9	34.0	93.9	–3.8	30.2
EUR	23.8	12.2	36.0	–4.2	8.0
CNY	12.4	0.0	12.4	–7.7	–7.7
INR	8.9	–0.1	8.8	–1.0	–1.1
AUD	7.3	–0.4	6.9	3.7	3.3
JPY	6.8	0.0	6.8	4.4	4.4
BRL	6.8	0.0	6.8	0.8	0.8
SAR	5.3	0.6	5.9	2.1	2.7
GBP	6.1	–1.0	5.1	1.3	0.3

1)	Transactions in foreign currency – internal sales, internal purchases, external purchases.

Translation exposure

Translation exposure relates to sales and cost incurred in foreign entities when converted into SEK upon consolidation. These exposures cannot be addressed by hedging, but as the income statement is translated using weighted average rate, the impact of volatility in foreign currency rates is reduced.

Transaction exposure

Transaction exposure relates to sales and cost incurred in non-reporting currencies in individual group companies. Foreign exchange risk is as far as possible concentrated in Swedish group companies, primarily Ericsson AB. Sales to foreign subsidiaries are normally denominated in the functional currency of the customers, and so tend to be denominated in USD or another foreign currency. In order to limit the exposure toward exchange rate fluctuations on future revenues and costs, committed and forecasted future sales and purchases in major currencies are hedged with 7% of 12-month forecast monthly. By this, the Company will have hedged 84% of the next month and 7% of the 12th month of an average forecast of the individual month at any given reporting date. This corresponds to approximately 5–6 months of an average forecast. The hedged volumes are funded by internal loans since April 2017. Previously, derivative contracts were used.

Outstanding internal loans that are funding hedged net future sales and costs incurred are revalued against “Financial expense.” Hedge accounting is not applied and the gains and losses due to the hedge are recognized immediately. The sensitivity in “Financial expense” in relation to this revaluation is dependent on changes in foreign exchange rates, forecasts, seasonality and hedging policy. USD is the Company’s largest exposure and at year-end a change by 0.25 SEK/USD would impact financial expense with approximately SEK 175 million. Realization and revaluation results of these loans contracts amounted to SEK –0.4 billion and SEK –0.2 billion respectively in 2018.

According to Company policy, transaction exposure in subsidiaries’ balance sheets (i.e., trade receivables and payables and customer finance receivables) should be fully hedged, except for non-tradable currencies and internal loans funding forecast hedges.

Foreign exchange exposures in balance sheet items are hedged through offsetting balances or derivatives.

Interest rate risk

The Company is exposed to interest rate risk through market value fluctuations in certain balance sheet items and through changes in interest revenues and expenses. The net cash position was SEK 35.9 (34.7) billion at the end of 2018, consisting of cash, cash equivalents and interest-bearing securities of SEK 69.0 (67.7) billion, offset by interest-bearing liabilities of SEK 33.1 (33.0) billion.

Sensitivity analysis

The Company uses the VaR methodology to measure foreign exchange and interest rate risks managed by the treasury function. This statistical method expresses the maximum potential loss that can arise with a certain degree of probability during a certain period of time. For the VaR measurement, the Company has chosen a probability level of 99% and a 1-day time horizon. The daily VaR measurement uses market volatilities and correlations based on historical daily data (one year).

The treasury function operates under two mandates. In the liquidity management activity, the treasury function has a mandate to deviate from floating interest on net liquidity and take foreign exchange positions up to an aggregated risk of VaR SEK 45 million given a confidence level of 99% and a 1-day horizon. The average VaR calculated for 2018 was SEK 12.8 (17.2) million. No VaR-limits were exceeded during 2018.

In the asset-liability management activity, the treasury function manages the interest rate risk by matching fixed and floating interest rates in interest- bearing balance sheet items. The policy is that the net sensitivity on a 1 basis point move on interest-bearing assets matching interest-bearing liabilities, taking derivatives into consideration, is less than SEK 10 million. The average exposure during 2018 was SEK 1.81 million per basis point shift.

Sensitivity to interest rate increase of 1 basis point, SEK million 1)

	< 3M	3–12M	1–3Y	3–5Y	>5Y	Total
Interest-bearing assets	0	–3	0	–3	–1	–7
Interest-bearing liabilities 2)	0	2	0	2	3	7
Derivatives	0	2	–1	–2	2	1

Total	0	1	–1	–3	4	1

1)	Excluding changes in credit risk reported in OCI.
2)	Borrowings are included as they are designated FVTPL in 2018. In prior years, borrowings were included due to fair value hedge accounting.

Outstanding derivatives

Outstanding derivatives 1)

	2018			2017
Fair value	Asset		Liability	Asset		Liability
Currency derivatives
Maturity within 3 months	226		207	130		542
Maturity between 3 and 12 months	38		46	215		147
Maturity between 1 and 3 years	—		145	25		—
Maturity between 3 and 5 years	3		194	754		—

Total	267		592	1,125		689
Interest rate derivatives
Maturity within 3 months	16		32	10		35
Maturity between 3 and 12 months	8		15	1		—
Maturity between 1 and 3 years	10		3	34		105
Maturity between 3 and 5 years	44		222	83		54
Maturity of more than 5 years	58		23	39		43

Total	136	2)	295	168	2)	237
Of which designated in fair value hedge relations	—		—	44		—

1)	Prior to 2018, some of the derivatives hedging non-current liabilities are recognized in the balance sheet as non-current derivatives due to hedge accounting.
2)	Of which SEK 0 (86) million is reported as non-current assets.

When managing the interest rate exposure, the Company uses derivative instruments, such as interest rate swaps. Prior to 2018, derivative instruments used for converting fixed rate debt into floating rate debt were designated as fair value hedges.

Credit risk

Credit risk is divided into three categories: credit risk in trade receivables and contract assets, customer finance risk and financial credit risk, see Note A1 “Significant accounting policies.”

Credit risk in trade receivables and contract assets

Credit risk in trade receivables and contract assets is governed by a policy applicable to all legal entities in the Company. The purpose of the policy is to:

•	Avoid credit losses through establishing internal standard credit approval routines in all the Company’s legal entities

•	Ensure monitoring and risk mitigation of defaulting accounts, i.e. events of non-payment

•	Ensure efficient credit management within the Company and thereby improve days sales outstanding and cash flow

•	Define escalation path and approval process for customer credit limits.

The credit risk of all customers is regularly assessed. Through credit management system functionality, credit checks are performed every time a sales order or an invoice is generated in the source system. These are based on the credit risk set on the customer. Credit blocks appear if past due receivables are higher than permitted levels. Release of a credit block requires authorization.

Letters of credits are used as a method for securing payments from customers operating in emerging markets, in particular in markets with unstable political and/or economic environments. By having banks confirming the letters of credit, the political and commercial credit risk exposures to the Company are mitigated.

Impairment of trade receivables and contract assets in 2018

Trade receivables and contract assets are assessed for impairment under a unified model. The Company has determined that credit risk largely depends on both the risk in the country where the customer resides (e.g. ability to make cross border payments) as well as the payment pattern of the customer. Therefore, expected credit losses (ECLs) are calculated using a provision matrix that specifies a fixed rate depending both on the number of days past due and the country risk rating. The country risk ratings depends on the ratings used by all Export Credit Agencies within the OECD. The rates defined in the provision matrix are based on historical loss patterns for that grouping of customers. These rates are adjusted for current conditions as well as management expectations for changes to political risks and payment patterns in the future. The provision rates are higher on high risk countries compared to low risk countries and also higher on amounts that remain unpaid for longer periods of time. There were no significant changes to the model during the year.

Trade receivables and contract assets together amounted to SEK 64,350 million as of December 31, 2018. Provisions for expected credit losses on trade receivables and contract assets amounted to SEK 4,123 million as of December 31, 2018. The Company’s write-offs have historically been low. The allowance increased during 2018 due to additional invoices becoming past due and worsening aging profile of outstanding receivables from certain customers. This was offset by write-offs of SEK 890 million during the year due to the Company having no reasonable expectation of collection. Of these write-offs, SEK 61 million are still subject to enforcement.

Movements in allowances for impairment of trade receivables and contract assets

2018
Opening balance	3,335
Adjustment due to IFRS 9 1)	1,240

Opening balance, adjusted	4,575
Losses recognized in profit or loss	420
Write-offs	–890
Translation difference	18

Closing balance 2)	4,123

1)	For more information see Note A3, “Changes in accounting policies.”
2)	Of which SEK 15 million relates to contract assets.

The distribution of trade receivables and contract assets closely follows the distribution of the Company’s sales (see Note B1, “Segment information”) and does not include any major concentrations of credit risk by customer or by geography. The 10 largest customers represented 53% (47%) of the total trade receivables and contract assets in 2018.

Aging analysis of gross values by risk category at December 31, 2018

Days past due	1–90	91–180	181–360	>360	Total
Country risk: Low	1,387	350	139	498	2,374
Country risk: Medium	1,596	540	309	1,724	4,169
Country risk: High	927	614	699	1,630	3,870

Total past due	3,910	1,504	1,147	3,852	10,413

Impairment of trade receivables and contract assets in prior years

Trade receivables and contract assets amounted to SEK 61,225 million as of December 31, 2017. In prior years, contract assets were presented within trade receivables, for more information see Note A3, “Changes in accounting policies.” Provisions for expected losses were regularly assessed according to IAS 39 and amounted to SEK 3,335 million as of December 31, 2017. In 2017, trade receivables were reassessed as part of the provision and adjustments related to customer projects.

Movements in allowances for impairment of trade receivables and contract assets

2017
Opening balance	1,403
Additions	3,544
Utilized	–1,485
Reversal of excess amounts	–48
Reclassification	–66
Translation difference	–13

Closing balance	3,335

Aging analysis as per December 31, 2017 1)

	Trade receivables and contract assets, excluding associated companies and joint ventures	Allowances for impairment
Of which neither impaired nor past due	54,474	—
Of which impaired, not past due	15	–15
Of which past due in the following time intervals
less than 90 days	2,924	—
90 days or more	3,769	—
Of which past due and impaired in the following time intervals
less than 90 days	220	–220
90 days or more	3,100	–3,100

Total	64,502	–3,335

1)	2017 is restated due to implementation of IFRS 15 “Revenue from Contracts with Customers,” for more information see Note A3, “Changes in accounting policies.”

Customer finance credit risk

All major commitments to finance customers are made only after approval by the Finance Committee of the Board of Directors, according to the established credit approval process.

Prior to the approval of new facilities reported as customer finance, an internal credit risk assessment is conducted in order to assess the credit rating of each transaction for political and commercial risk. The credit risk analysis is made by using an assessment tool, where the political risk rating is identical to the rating used by all Export Credit Agencies within the OECD. The commercial risk is assessed by analyzing a large number of parameters, which may affect the level of the future commercial credit risk exposure. The output from the assessment tool for the credit rating also includes an internal pricing of the risk. This is expressed as a risk margin per annum over funding cost. The reference pricing for political and commercial risk, on which the tool is based, is reviewed using information from Export Credit Agencies and prevailing pricing in the bank loan and bond markets for structured financed deals. The objective is that the internally set risk margin shall reflect the assessed risk and that the pricing is as close as possible to the current market pricing. A reassessment of the credit rating for each customer finance facility is made on a regular basis.

As of December 31, 2018, the total amount payable to the Company under customer finance credits was SEK 4,247 (4,223) million. The carrying value of these assets was SEK 2,883 (3,931) million as of December 31, 2018, which represents the maximum exposure to credit risk on these assets. Customer finance is arranged for infrastructure projects in different geographic markets. As of December 31, 2018, there were a total of 94 (79) customer finance arrangements originated by or guaranteed by the Company. The five largest facilities represented 62% (64%) of the customer finance exposure in 2018. As of December 31, 2018, Middle East and Africa made up 57% (56%) of the oustanding exposure while South East Asia, Oceania and India made up 15% (24%). As of December 31, 2018, the Company also had unutilized customer finance commitments of SEK 30,270 (9,706) million.

Security arrangements for customer finance facilities may include pledges of equipment, pledges of certain assets belonging to the borrower and pledges of shares in the operating company. If available, third-party risk coverage is, as a rule, arranged. “Third-party risk coverage” means that a financial payment guarantee covering the credit risk has been issued by a bank, an export credit agency or an insurance company. All such institutions have been rated at least investment grade. A credit risk transfer under a sub-participation arrangement with a bank can also be arranged. In this case the entire credit risk and the funding is taken care of by the bank for the part that they cover.

Information about financial guarantees related to customer finance is included in Note D2, “Contingent liabilities.”

The table below summarizes the Company’s outstanding customer finance as of December 31, 2018 and 2017.

Outstanding customer finance credit risk exposure 1)

	2018	2017
Fair value of customer finance credits 2)	2,883	3,931
Financial guarantees for third-parties	42	77
Accrued interest	21	14

Maximum exposure to credit risk	2,946	4,022
Less third-party risk coverage	–331	–505

The Company’s risk exposure, less third-party risk coverage	2,615	3,517

1)	This table has been adjusted to show the maximum exposure to credit risk. In prior years, impairments were not considered.
2)	At December 31, 2017, the fair value of the customer finance credits was the same as the carrying value.

Fair value assessment of customer finance credits in 2018

Customer finance risk exposures are held at fair value and are classified as Level 3 on the fair value hierarchy. The Credit Asset Management Team within Ericsson Credit AB, reporting to Head of Group Treasury and Customer Finance, has established a process with respect to measurement of fair values. The quarterly credit review uses an internal model to determine a commercial rating for each credit and for calculation of the fair value. The model is based on external credit rating, political/country rating and bank pricing. Regular monitoring of customer behavior is also a part of the internal assessment. Revaluation of customer finance amounted to a net negative impact in the income statement of SEK 1,073 million in 2018, of which SEK 1,073 million is related to credits held as of December 31, 2018. This effect is presented within selling and administrative expenses and was mainly related to the Middle East, including Iran.

Customer finance fair value reconciliation

2018
Opening balance	3,931
Additions	6,100
Disposals/repayments	–6,200
Revaluation	–1,073
Translation difference	126

Closing balance	2,884

Of which non-current	1,180

Impairment of customer finance credits in prior years

Risk provisions related to customer finance risk exposures are only made upon events which occur after the financing arrangement has become effective and which are expected to have a significant adverse impact on the borrower’s ability and/or willingness to service the outstanding debt. These events can be political (normally outside the control of the borrower) or commercial, e.g. a borrower’s deteriorated creditworthiness.

Movements in allowances for impairment of customer finance

2017
Opening balance	250
Additions	85
Utilized	–3
Reversal of excess amounts	–27
Translation difference	–13

Closing balance	292

The effect of risk provisions and reversals for customer finance affecting the income statement amounted to a net negative impact of SEK 59 million in 2017. Credit losses amounted to SEK 24 million in 2017.

Aging analysis as per December 31, 2017

	Customer finance credits	Allowances for impairment
Of which neither impaired nor past due	1,841	—
Of which impaired, not past due	2,029	–104
Of which past due in the following time intervals
less than 90 days	4	—
90 days or more	99	—
Of which past due and impaired in the following time intervals
less than 90 days	29	–20
90 days or more	221	–168

Total	4,223	–292

Financial credit risk

Financial instruments carry an element of risk in that counterparts may be unable to fulfill their payment obligations. This exposure arises in the investments in cash, cash equivalents, interest-bearing securities and from derivative positions with positive unrealized results against banks and other counterparties.

The Company mitigates these risks by investing cash primarily in well-rated securities such as treasury bills, government bonds, commercial papers, and mortgage-covered bonds with short-term ratings of at least A-2/P-2 or equivalents, and long-term ratings of AAA. Separate credit limits are assigned to each counterpart in order to minimize risk concentration. All derivative transactions are covered by ISDA netting agreements to reduce the credit risk.

At December 31, 2018, the credit risk in financial cash instruments was equal to the instruments’ carrying value. The expected credit losses on cash equivalents and interest-bearings securities classified as amortized cost were immaterial. Credit exposure in derivative instruments was SEK 0.4 (1.3) billion.

Transfers of financial assets

Transfers where the Company has continuing involvement

During 2018, there were no new financial assets transferred where the Company had continuing involvement. However, during 2016 the Company derecognized financial assets where it had continuing involvement. A repurchase of these assets would amount to SEK 207 (380) million. No assets or liabilities were recognized in relation to the continuing involvement.

Liquidity risk

The Company minimizes the liquidity risk by maintaining a sufficient cash position, centralized cash management, investments in highly liquid interest-bearing securities, and by having sufficient committed credit lines in place to meet potential funding needs. For information about contractual obligations, see Note D4, “Contractual obligations.” The current cash position is deemed to satisfy all short-term liquidity requirements as well as non-current borrowings.

Cash, cash equivalents and interest-bearing securities

	Remaining time to maturity
SEK billion	< 3 months	3–12 months	1–5 years	>5 years	Total
Banks	32.2	0.4	0.0	0.0	32.6
Type of issuer/counterpart
Governments	7.6	2.3	7.7	0.9	18.5
Corporates	2.2	0.0	0.0	0.0	2.2
Mortgage institutes	0.0	0.2	15.2	0.3	15.7

2018	42.0	2.9	22.9	1.2	69.0
2017	36.4	1.2	28.4	1.7	67.7

The instruments are classified as FVTPL or amortized cost. Cash, cash equivalents and interest-bearing securities are mainly held in SEK unless offset by EUR-funding. Instruments held for trading with a remaining maturity longer than one year amounted to SEK 0.1 (5.0) billion and were reported as Interest-bearing securities, current.

Refinancing risk

Refinancing risk is the risk that the Company is unable to refinance outstanding debt under reasonable terms and conditions, or at all, at a given point in time.

Debt financing is mainly carried out through borrowing in the Swedish and international debt capital markets.

Bank financing is used for certain subsidiary funding and to obtain committed credit facilities.

Funding programs 1)

	Amount	Utilized	Unutilized
Euro Medium-Term Note program (USD million)	5,000	1,456	3,544

SEC Registered program (USD million)	2)	1,000	—

1)	There are no financial covenants related to these programs.
2)	Program amount indeterminate.

In May 2018, the Company signed a multicurrency credit facility agreement equivalent to EUR 250 million with the European Investment Bank. The credit facility will mature five years after disbursement. The agreement will support research and development activities for 5G.

Committed credit facilities

	Amount	Utilized	Unutilized
Multi-currency revolving credit facility (USD million)	2,000	—	2,000
European Investment Bank (EIB) credit facility (EUR million)	250	—	250

Fair valuation of the Company’s financial instruments

The Company’s financial instruments accounted for at fair value generally meet the requirements of level 1 valuation due to the fact that they are based on quoted prices in active markets for identical assets.

Exceptions to this relates to:

•	OTC derivatives with an amount of gross SEK 0.5 (1.4) billion in relation to assets and gross SEK 1.0 (1.1) billion in relation to liabilities were valued based on references to other market data as currency or interest rates. These valuations fall under level 2 valuation as defined by IFRS.

•	Ownership in other companies and other financial investments where the Company neither has control nor significant influence. The amount recognized in these cases was SEK 2.5 (2.1) billion. These assets, classified as level 3 assets for valuation purposes, have been valued based on value in use technique.

•	Customer finance credits are classified as level 3 assets for valuation purposes and have been valued according to the model described above in “Customer finance credit risk.”

•	Trade receivables are classified as level 3 assets for valuation purposes. By definition, they have a term of less than 180 days. Therefore, the gross value less impairment allowances for expected credit losses is deemed to be equal to the fair value.

Financial instruments carried at other than fair value

Financial instruments, such as some cash equivalents, interest-bearing securities, borrowings and payables, are carried at amortized cost which is deemed to be equal to fair value. When a market price is not readily available and there is insignificant interest rate exposure and credit spreads affecting the value, the carrying value is considered to represent a reasonable estimate of fair value.

Offsetting financial assets and liabilities

As required by IFRS, the Company has off set financial instruments. The related assets amounted to SEK 0.5 (1.4) billion, prior to offsetting of SEK 0.1 (0.1) billion, with a net amount of SEK 0.4 (1.3) billion recognized in the balance sheet. The related liabilities amounted to SEK 1.0 (1.0) billion, prior to offsetting of SEK 0.1 (0.1) billion, with a net amount of SEK 0.9 (0.9) billion recognized in the balance sheet.

Market price risk in own shares and other listed equity investments

The Company is exposed to fluctuations in its own share price (through stock purchase plans for employees) and other share-based compensation for employees and the Board of Directors. Some of the plans are share settled and some are cash settled as further disclosed in Note A1, “Significant accounting policies” and Note G3, “Share-based compensation.”

Share-based plans for employees

The obligation to deliver shares under the stock purchase plan and the 2017–2018 Long-term Variable Compensation Programs for the Executive Team (LTV) is covered by holding Ericsson Class B shares as treasury stock. A change in the share price will result in a change in social security charges, which represents a risk to the income statement. The cash flow exposure is hedged through the holding of Ericsson Class B shares as treasury stock to be sold to generate funds, which also cover social security payments.

Cash settled plans to employees and the Board of Directors

In the case of synthetic share programs (a cash settled program as defined in IFRS) to Board members and cash settled plans to employees, the Company is exposed to risks in relation to own share price, both with regard to compensation expenses and social security charges. The obligations to pay compensation amounts under the synthetic share-based compensations to the Board of Directors and employees are covered by a liability in the balance sheet.

For further information about the stock purchase plan, LTV, the cash settled plans to employees and the synthetic share-based compensations to the Board of Directors, see Note G3, “Share-based payments.”

Financial instruments, book value 2018

SEK billion	Customer finance	Trade receivables	Interest- bearing securities	Cash equivalents	Borrowings	Trade payables	Other financial assets	Other current receivables	Other current liabilities	2018
Note	B6	B6	F3	H3	F4	B8	F3	B7	B9
Assets at fair value through profit or loss	2.9		30.2	15.2			2.5	0.4		51.2
Assets at amortized cost			0.4	4.2						4.6
Assets at fair value through OCI		51.2								51.2
Financial liabilities at fair value through profit or loss 1)					–30.7				–0.9	–31.6
Financial liabilities at amortized cost					–2.4	–29.9				–32.3

Total	2.9	51.2	30.6	19.4	–33.1	–29.9	2.5	0.4	–0.9	43.1

1) Borrowings have been designated FVTPL while derivatives are held for trading.

Financial instruments, book value 2017 1)

SEK billion	Customer finance	Trade receivables	Interest- bearing securities	Cash equivalents	Borrowings	Trade payables	Other financial assets	Other current receivables	Other current liabilities	2017
Note	B6	B6	F3	H3	F4	B8	F3	B7	B9
Assets at fair value through profit or loss			6.1	14.3			0.9	1.2	–0.9	21.6
Loans and receivables	3.9	48.1	0.3	3.2			5.0			60.5
Available-for-sale			25.4				1.3			26.7
Financial liabilities at amortized cost					–33.0	–26.3				–59.3

Total	3.9	48.1	31.8	17.5	–33.0	–26.3	7.2	1.2	–0.9	49.5

1)	2017 is restated due to implementation of IFRS 15 “Revenue from Contracts with Customers,” for more information see Note A3, “Changes in accounting policies.”